Exhibit 99.1

Everli, a Leading Italian E-Grocery Marketplace, Advances Toward Nasdaq Listing as SEC Declares Registration Statement Effective

●	Everli operates an asset-light grocery marketplace in Italy, supported by a network of large network of weekly active independent shoppers

●	Upon closing, the combined company expected to be named Everli Global Holdings Inc. and to trade on Nasdaq under the ticker “EVRL” for Class A common stock and “EVRLW” for warrants

●	Melar Acquisition Corp. I and Everli Global Inc. Announce Effectiveness of Registration Statement on Form S-4 and Set October 22, 2026 as the Extraordinary General Meeting Date for Proposed Business Combination

NEW YORK, NY– October 6, 2026 – Everli Global Inc. (“Everli”), a leading e-grocery marketplace and delivery platform in Italy, together with Melar Acquisition Corp. I (Nasdaq: MACI) (“Melar”), today announced that the U.S. Securities and Exchange Commission (the “SEC”) has declared effective the registration statement on Form S-4 (File No. 333-298505) (the “Registration Statement”) filed in connection with the previously announced proposed business combination between Everli and Melar (the “Business Combination”). Effectiveness marks a key step toward Everli becoming a Nasdaq-listed company, with the combined company’s Class A common stock expected to trade under the ticker symbol “EVRL” following closing.

Everli’s mission is to transform how consumers shop for groceries online, reducing friction in local commerce and empowering local economies by bridging consumers, retailers, brands and shoppers. Founded in 2014, Everli operates an asset-light, marketplace-based model that connects consumers with the grocery retailers they already know and trust, ordering through Everli’s online platform.

Everli’s large network of weekly active independent shoppers selects, purchases and delivers each order end to end, paying with Everli pre-paid cards and supported by integration with retailer systems. For retailers, this provides a fully outsourced e-commerce solution: they can activate an online channel instantly using their existing physical footprint, with minimal internal staff, infrastructure or operational change, and without diverting resources from core in-store operations. In fiscal year 2025, Everli processed hundreds of thousands of orders, representing over seventy million dollars of gross transaction value.

“This is a defining moment for Everli and for online grocery in Italy. We are a technology-driven company, and our platform connects the retailers’ consumers already trust with a large network of independent shoppers who deliver every order end to end. None of this happens without the people behind it. I want to thank our retail and brand partners, our shoppers, our team, the Melar team, and the stockholders and investors who believed in Everli and helped us reach this milestone,” said Salvatore Palella, Chief Executive Officer of Everli.

“As we prepare for our public debut on Nasdaq and step onto the global stage, we are excited about the opportunities ahead and energized to keep building and growing Everli. I would also like to thank the team at Palella Holdings, whose dedication and expertise were instrumental in bringing Everli to this milestone. Their broader mission of helping exceptional Italian companies step onto the global stage is one I believe in deeply, and Everli's path to Nasdaq is a proud example of what that mission can achieve,” Mr. Palella added.

Extraordinary General Meeting and Transaction Details

Melar will hold an extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”) on October 22, 2026 at 8:00 a.m. ET, in person at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to vote on the Business Combination and related proposals. Shareholders of record as of the close of business on September 28, 2026 (the “Record Date”) are entitled to vote. Melar has commenced mailing the definitive proxy statement/prospectus to shareholders of record.

Melar’s board of directors unanimously recommends that shareholders vote “FOR” each of the proposals described in the definitive proxy statement/prospectus. Every vote is important, regardless of the number of shares held. Shareholders who need assistance voting, or who have questions, may contact Melar’s proxy solicitor, Advantage Proxy, Inc. at (877) 870-8565 (toll free) or (206) 870-8565 or email at ksmith@advantageproxy.com.

Holders of Melar’s Class A ordinary shares who wish to exercise redemption rights must submit a redemption request to Continental Stock Transfer & Trust Company, Melar’s transfer agent, by 5:00 p.m. ET on October 20, 2026, two business days before the Extraordinary General Meeting, following the procedures described in the definitive proxy statement/prospectus.

If the proposals are approved, the parties expect to close the Business Combination shortly after the Extraordinary General Meeting, subject to the satisfaction or waiver of the remaining closing conditions described in the proxy statement/prospectus. In connection with closing, Melar will domesticate from the Cayman Islands to the State of Nevada and, upon closing, a subsidiary of Melar will merge with and into Everli, with Everli surviving as a wholly owned subsidiary. The combined company is expected to be renamed Everli Global Holdings Inc., and its Class A common stock and warrants are expected to trade on Nasdaq under the ticker symbols “EVRL” and “EVRLW,” respectively.

The Registration Statement and definitive proxy statement/prospectus are available free of charge on the SEC’s website at www.sec.gov.

About Everli

Everli is a leading e-grocery marketplace and delivery platform in Italy. Founded in 2014, Everli connects consumers with their preferred grocery retailers through its online platform and a network of over one thousand weekly active independent shoppers who shop and deliver each order end to end, with more than seven hundred thousand orders. Everli’s asset-light model gives retailers a fully outsourced e-commerce channel built on their existing store footprint. For more information, visit www.everli.com.

About Melar Acquisition Corp. I

Melar is a special purpose acquisition company sponsored by Melar Acquisition Sponsor I LLC and incorporated under the laws of the Cayman Islands for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Additional Information and Where to Find It

In connection with the Business Combination, Melar has filed with the SEC the Registration Statement, which the SEC declared effective on October 2, 2026, as well as a proxy statement and a prospectus. Melar has mailed the definitive proxy statement/prospectus to its shareholders as of the Record Date. SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MELAR, EVERLI AND THE BUSINESS COMBINATION. Copies may be obtained free of charge at www.sec.gov.

Participants in the Solicitation

Melar, Everli and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Melar’s shareholders in connection with the Business Combination. Information about these persons and their interests is set forth in the definitive proxy statement/prospectus.

No Offer or Solicitation

This press release is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or the Business Combination, and is not an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the proposed transactions set out in the Registration Statement (the “Proposed Transactions”). Melar’s and/or Everli’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this press release. When this press release uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger, as amended, with respect to the Proposed Transaction; (2) the outcome of any legal proceedings that may be instituted against the parties and definitive agreements with respect thereto; (3) the inability to complete the Proposed Transaction, including due to failure to obtain approval of the shareholders of Everli and Melar or other conditions to closing of the Proposed Transaction; (4) the inability to obtain or maintain the listing of the public company’s securities on Nasdaq or another national securities exchange following the Proposed Transaction; (5) the ability of Melar to remain current with its SEC filings; (6) the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction; (7) the ability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Proposed Transaction; (9) changes in applicable laws or regulations; (10) the inability of Everli to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction; (11) the risk that additional financing in connection with the Proposed Transaction, or additional capital needed following the Proposed Transaction to support Everli’s business or operations, may not be raised on favorable terms or at all; and (12) other risks and uncertainties included in documents filed or to be filed with the SEC by Melar and/or Everli.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Melar and Everli from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither Melar nor Everli presently knows, or that Melar and/or Everli currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this press release. Past performance by Melar’s or Everli’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Melar’s or Everli’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Melar or Everli will, or may, generate going forward. Neither Melar nor Everli undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this press release, except as required by applicable law.

Contacts

Media and Investor Relations:

Tony Sklar

Investor Relations Officer

Tel: +1.347.588.4226

ir@everli.com

Proxy solicitor:

ADVANTAGE PROXY, INC.

Phone:  206-870-8565

Fax:  206-870-8492

www.advantageproxy.com

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